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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 20, 1997


                      Banc One Auto Grantor Trust 1997 - A
                    (Issuer with report to the Certificates)

                              Bank One, Texas, N.A.
             (Exact name of registrant as specified in its charter)



                                  United States
                  (State or other jurisdiction of organization)



                  333-25951                           75-2270994
           (Commission File Number)            (Registrant IRS Employer
                                                Identification Number)



            c/o Bank One, Texas, N.A., as Servicer, 1717 Main Street,
                     Attn: Jeff Stewart, Dallas, Texas 75201
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (214) 290-7437


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ITEM 5.     OTHER EVENTS

            On August 20, 1997, Banc One Auto Grantor Trust 1997-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.27% Asset Backed Certificates and Class B 6.40% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

            This Current Report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from July 21, 1997 through August 20, 1997 and for the Collection Period from July 1, 1997 through July 31, 1997.

ITEM 7.     EXHIBITS

            See page 4 for Exhibit Index



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BANC ONE AUTO GRANTOR TRUST 1997-A

                                    By: Bank One, Texas, N.A., as Servicer on
                                    behalf of the Trust


Date: August 20, 1997                .....By           /s/Jeff Stewart
      -------------------------           --------------------------------------
                                    Name:       Jeff Stewart

                                    Title:      Vice President
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EXHIBIT INDEX


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Exhibit     Description                                                                   Page
- -------     -----------                                                                   ----
99.1        Monthly Statement and Additional Information......................            5-13
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